UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6465
The Travelers Series Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Paul G. Cellupica, Chief Counsel
c/o MetLife, Inc.
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
(Name and address of agent for service)
Registrant’s telephone number, including area code: (617) 578-5526
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT
June 30, 2005

The Travelers Series Trust:

MFS Value Portfolio

The Travelers Insurance Company

The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

Semi-Annual Report For The Travelers Series Trust

 WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer*

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

Within this environment, the Fund performed as follows:1

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005
(unaudited)

6 Months
MFS Value Portfolio	1.13%

Russell 1000 Value Index	1.76%

Lipper Variable Large-Cap Value Funds Category Average	-0.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005 and include the reinvestment of dividends and capital gains distributions, if any. Returns were calculated among the 88 funds in the variable large-cap value funds category.

[1]	The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges, and surrender charges which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

Performance Review

For the six months ended June 30, 2005, the MFS Value Portfolio, excluding sales charges, returned 1.13%. These shares outperformed the Lipper Variable Large-Cap Value Funds Category Average2 which decreased 0.27% for the same time frame. The Fund’s unmanaged benchmark, the Russell 1000 Value Index,viii returned 1.76% for the same period.

Special Shareholder Notice

On January 31, 2005, Citigroup Inc. (“Citigroup”) announced that it had agreed to sell The Travelers Insurance Company and certain other domestic and international insurance businesses to MetLife Inc. (“MetLife”) pursuant to an acquisition agreement (“MetLife Transaction”). The sale included Travelers Asset Management International Company LLC (“TAMIC”), which serves as the investment adviser for the Fund. During the spring/summer 2005 the shareholders of the Fund approved the change in control of TAMIC from Citigroup to MetLife, as well as the new advisory agreement with TAMIC. The MetLife Transaction closed on July 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund and variable annuity product industry have recently come under the scrutiny of federal and state regulators. The Travelers Insurance Company and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable annuity product issues in connection with various inquiries and or investigations. The Travelers Insurance Company and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its sub-administrator with regards to recent regulatory developments is contained in the “Additional Information” note in the Notes to Financial Statements included in its report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer*

July 18, 2005

*	Mr. Gerken resigned as Chairman, President and Chief Executive Officer of the Fund when the MetLife Transaction closed on July 1, 2005.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2005 and are subject to change. Please refer to pages 6 through 10 for a list and percentage breakdown of the Fund’s holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 88 funds in the Fund’s Lipper category, and excluding sales charges.

Fund at a Glance (unaudited)

(GRAPH)

June 30, 2005

Financials	27.1
Industrials	12.4
Energy	12.3
Consumer Staples	10.0
Materials	7.6
Consumer Discretionary	7.0
Health Care	6.9
Telecommunication Services	5.6
Utilities	5.1
Information Technology	3.3
Short-Term Investment	2.7

Fund Expenses (unaudited)

          Example

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

          Actual Expenses

      The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

 Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

MFS Value Portfolio	1.13%	$1,000.00	$1,011.30	1.00%	$4.99

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of any fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

 Fund Expenses (unaudited) (continued)

          Hypothetical Example for Comparison Purposes

      The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

 Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

MFS Value Portfolio	5.00%	$1,000.00	$1,019.84	1.00%	$5.01

(1)	For the six months ended June 30, 2005.
(3)	Expenses (net of any fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Schedule of Investments (unaudited)	June 30, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 96.5%

CONSUMER DISCRETIONARY — 6.9%

Hotels, Restaurants & Leisure — 0.6%

13,690	McDonald’s Corp.	$379,897

Leisure Equipment & Products — 0.4%

13,290	Hasbro, Inc.	276,299

Media — 3.2%

51,130	Reed Elsevier PLC	489,941

13,140	Time Warner, Inc.*	219,569

9,930	Tribune Co.	349,337

23,840	Viacom, Inc., Class B Shares	763,357

11,700	Walt Disney Co.	294,606

		2,116,810

Specialty Retail — 2.7%

38,550	Gap, Inc.	761,362

7,280	Lowe’s Cos., Inc.	423,842

22,830	TJX Cos., Inc.	555,911

		1,741,115

	TOTAL CONSUMER DISCRETIONARY	4,514,121

CONSUMER STAPLES — 9.9%

Beverages — 1.1%

21,400	Diageo PLC	315,743

7,900	PepsiCo, Inc.	426,047

		741,790

Food Products — 4.3%

28,206	Archer-Daniels-Midland Co.	603,044

14,090	H.J. Heinz Co.	499,068

22,890	Kellogg Co.	1,017,232

1,269	Nestle SA	324,497

19,020	Sara Lee Corp.	376,786

		2,820,627

Household Products — 1.4%

14,250	Kimberly-Clark Corp.	891,907

Tobacco — 3.1%

31,060	Altria Group, Inc.	2,008,340

	TOTAL CONSUMER STAPLES	6,462,664

ENERGY — 12.2%

Energy Equipment & Services — 0.7%

7,570	Noble Corp.	465,631

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Oil, Gas & Consumable Fuels — 11.5%

13,840	BP PLC, Sponsored ADR	$863,339

32,880	ConocoPhillips	1,890,271

7,810	Devon Energy Corp.	395,811

9,380	EOG Resources, Inc.	532,784

23,470	Exxon Mobil Corp.	1,348,821

12,120	Total SA, Sponsored ADR	1,416,222

15,910	Unocal Corp.	1,034,945

		7,482,193

	TOTAL ENERGY	7,947,824

FINANCIALS — 26.9%

Capital Markets — 0.9%

20,260	Mellon Financial Corp.	581,259

Commercial Banks — 9.2%

60,138	Bank of America Corp.	2,742,894

17,400	PNC Financial Services Group, Inc.	947,604

20,880	SunTrust Banks, Inc.	1,508,371

12,710	Wells Fargo & Co.	782,682

		5,981,551

Diversified Financial Services — 10.4%

20,900	American Express Co.	1,112,507

12,860	Fannie Mae	751,024

3,710	Franklin Resources, Inc.	285,596

10,640	Freddie Mac	694,047

21,620	Goldman Sachs Group, Inc.	2,205,672

14,860	JPMorgan Chase & Co.	524,855

4,050	Lehman Brothers Holdings, Inc.	402,084

13,400	MBNA Corp.	350,544

8,670	Merrill Lynch & Co., Inc.	476,937

		6,803,266

Insurance — 6.4%

15,650	AFLAC, Inc.	677,332

36,700	Allstate Corp.	2,192,825

4,180	Chubb Corp.	357,850

12,460	Hartford Financial Services Group, Inc.	931,759

		4,159,766

	TOTAL FINANCIALS	17,525,842

HEALTH CARE — 6.9%

Health Care Equipment & Supplies — 0.6%

9,630	Baxter International, Inc.	357,273

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Pharmaceuticals — 6.3%

16,610	Abbott Laboratories	$814,056

1,820	Eli Lilly & Co.	101,392

17,200	Johnson & Johnson	1,118,000

27,000	Merck & Co., Inc.	831,600

4,060	Novartis AG	193,235

5,820	Pfizer, Inc.	160,516

2,050	Roche Holding AG	259,227

14,280	Wyeth	635,460

		4,113,486

	TOTAL HEALTH CARE	4,470,759

INDUSTRIALS — 12.3%

Aerospace & Defense — 4.9%

19,550	Lockheed Martin Corp.	1,268,208

19,460	Northrop Grumman Corp.	1,075,165

16,530	United Technologies Corp.	848,816

		3,192,189

Air Freight & Logistics — 0.2%

2,910	CNF, Inc.	130,659

Building Products — 1.4%

28,130	Masco Corp.	893,409

Electrical Equipment — 1.4%

6,230	Cooper Industries Ltd., Class A Shares	398,097

8,130	Emerson Electric Co.	509,182

		907,279

Industrial Conglomerates — 0.2%

4,530	Tyco International Ltd.	132,276

Machinery — 3.0%

17,630	Deere & Co.	1,154,589

2,600	Finning International, Inc.	76,683

7,040	Illinois Tool Works, Inc.	560,947

5,010	Sandvik AB	186,485

		1,978,704

Road & Rail — 0.9%

12,310	Burlington Northern Santa Fe Corp.	579,555

Trading Companies & Distributors — 0.3%

3,430	W.W. Grainger, Inc.	187,929

	TOTAL INDUSTRIALS	8,002,000

INFORMATION TECHNOLOGY — 3.3%

Computers & Peripherals — 0.5%

9,760	Hewlett-Packard Co.	229,458

1,200	International Business Machines Corp.	89,040

		318,498

IT Services — 1.5%

42,890	Accenture Ltd., Class A Shares*	972,316

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Semiconductors & Semiconductor Equipment — 0.4%

7,720	Analog Devices, Inc.	$288,033

Software — 0.9%

18,400	Oracle Corp.*	242,880

15,310	Symantec Corp.*	332,840

		575,720

	TOTAL INFORMATION TECHNOLOGY	2,154,567

MATERIALS — 7.5%

Chemicals — 6.1%

930	Air Liquide SA	158,535

13,220	Air Products & Chemicals, Inc.	797,166

13,880	Dow Chemical Co.	618,076

16,180	E.I. du Pont de Nemours & Co.	695,902

14,700	PPG Industries, Inc.	922,572

4,400	Praxair, Inc.	205,040

5,420	Syngenta AG*	557,339

		3,954,630

Containers & Packaging — 0.2%

14,340	Smurfit-Stone Container Corp.*	145,838

Paper & Forest Products — 1.2%

3,800	Bowater, Inc.	123,006

22,700	International Paper Co.	685,767

		808,773

	TOTAL MATERIALS	4,909,241

TELECOMMUNICATION SERVICES — 5.6%

Diversified Telecommunication Services — 4.3%

70,130	Sprint Corp.	1,759,561

30,520	Verizon Communications, Inc.	1,054,466

		2,814,027

Wireless Telecommunication Services — 1.3%

338,420	Vodafone Group PLC	825,116

	TOTAL TELECOMMUNICATION SERVICES	3,639,143

UTILITIES — 5.0%

Electric Utilities — 4.7%

19,780	Dominion Resources, Inc.	1,451,654

3,880	Entergy Corp.	293,134

4,420	Exelon Corp.	226,879

3,010	FPL Group, Inc.	126,601

5,920	PPL Corp.	351,530

5,170	Public Service Enterprise Group, Inc.	314,439

4,050	TXU Corp.	336,514

		3,100,751

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE

Water Utilities — 0.3%

9,040	Nalco Holding Co.*	$177,455

	TOTAL UTILITIES	3,278,206

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT

	(Cost — $56,001,681)	62,904,367

FACE
AMOUNT

SHORT-TERM INVESTMENT — 2.7%

Commercial Paper — 2.7%

$1,741,000	Morgan Stanley, 3.360% due 7/1/05 (Cost — $1,741,000)	1,741,000

	TOTAL INVESTMENTS — 99.2% (Cost — $57,742,681#)	64,645,367

	Other Assets in Excess of Liabilities — 0.8%	528,477

	TOTAL NET ASSETS — 100.0%	$65,173,844

*  Non-income producing security.
#  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:

Investments, at value (Cost — $57,742,681)	$64,645,367

Foreign currency, at value (Cost — $477)	476

Receivable for securities sold	1,844,030

Dividends receivable	112,561

Receivable from administrator	4,716

Receivable for Fund shares sold	304

Receivable for open forward foreign currency contracts (Notes 1 and 3)	176

Prepaid expenses	2,783

Total Assets	66,610,413

LIABILITIES:

Payable for securities purchased	1,294,578

Investment advisory fee payable	37,839

Payable for Fund shares repurchased	32,358

Due to custodian	18,720

Administration fee payable	3,154

Accrued expenses	49,920

Total Liabilities	1,436,569

Total Net Assets	$65,173,844

NET ASSETS:

Paid-in capital (Note 4)	$56,505,134

Undistributed net investment income	370,898

Accumulated net realized gain on investments and foreign currency transactions	1,395,592

Net unrealized appreciation of investments and foreign currencies	6,902,220

Total Net Assets	$65,173,844

Shares Outstanding	5,246,714

Net Asset Value	$12.42

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:

Dividends	$632,959

Interest	21,592

Less: Foreign taxes withheld	(9,315)

Total Investment Income	645,236

EXPENSES:

Investment advisory fee (Note 2)	200,467

Custody	24,611

Administration fee (Note 2)	16,515

Shareholder reports	12,462

Legal fees	11,357

Audit and tax	7,350

Pricing fees	5,445

Trustees’ fees	2,600

Miscellaneous expenses	787

Total Expenses	281,594

Less: Fee waiver and expense reimbursement (Note 2)	(6,348)

Net Expenses	275,246

Net Investment Income	369,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	1,551,610

Foreign currency transactions	(979)

Net Realized Gain	1,550,631

Change in Net Unrealized Appreciation/ Depreciation From:

Investments	(1,252,318)

Foreign currencies	(1,315)

Change in Net Unrealized Appreciation/ Depreciation	(1,253,633)

Net Gain on Investments and Foreign Currency Transactions	296,998

Increase in Net Assets From Operations	$666,988

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:

Net investment income	$369,990	$509,059

Net realized gain	1,550,631	2,337,323

Change in net unrealized appreciation/depreciation	(1,253,633)	3,327,650

Increase in Net Assets From Operations	666,988	6,174,032

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	—	(510,816)

Net realized gains	(203,272)	(389,047)

Decrease in Net Assets From Distributions to Shareholders	(203,272)	(899,863)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	19,078,942	9,087,552

Reinvestment of distributions	203,272	899,863

Cost of shares repurchased	(1,824,489)	(8,137,170)

Increase in Net Assets From Fund Share Transactions	17,457,725	1,850,245

Increase in Net Assets	17,921,441	7,124,414

NET ASSETS:

Beginning of period	47,252,403	40,127,989

End of period*	$65,173,844	$47,252,403

* Includes undistributed net investment income of:	$370,898	$908

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004	2003	2002	2001(2)		2000(2)

Net Asset Value, Beginning of Period	$12.32		$10.83	$8.80	$10.83	$10.89		$9.93

Income (Loss) from Operations:

Net investment income	0.07		0.14	0.13	0.12	0.11		0.11

Net realized and unrealized gain (loss)	0.07		1.59	2.04	(1.53)	(0.00	)(3)	1.02

Total Income (Loss) From Operations	0.14		1.73	2.17	(1.41)	0.11		1.13

Less Distributions From:

Net investment income	—		(0.14)	(0.14)	(0.21)	(0.08)		(0.08)

Net realized gains	(0.04)		(0.10)	—	(0.41)	(0.09)		(0.09)

Total Distributions	(0.04)		(0.24)	(0.14)	(0.62)	(0.17)		(0.17)

Net Asset Value, End of Period	$12.42		$12.32	$10.83	$8.80	$10.83		$10.89

Total Return(4)	1.13%		15.97%	24.61%	(13.14)%	1.00%		11.59%

Net Assets, End of Period (000s)	$65,174		$47,252	$40,128	$30,980	$32,295		$23,326

Ratios to Average Net Assets:

Gross expenses	1.02	% (5)	1.14%	1.08%	1.13%	1.11%		1.07%

Net expenses(6)(7)	1.00	(5)	1.00 (8)	1.00	1.00	1.00		1.00

Net investment income	1.34	(5)	1.30	1.44	1.38	1.01		1.05

Portfolio Turnover Rate	12%		47%	57%	60%	123%		54%

(1)	For the six months ended June 30, 2005 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $(0.01) per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The administrator reimbursed the Fund for certain expenses.

(7)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.00%.

(8)	The sub-administrator waived a portion of its fees.
See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

          1.     Organization and Significant Accounting Policies

      The MFS Value Portfolio (the “Fund”), is a separate diversified investment fund of The Travelers Series Trust (“Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

      The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

      (b) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

      Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

      (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

 Notes to Financial Statements (unaudited) (continued)

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      (e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

      (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

          2.     Investment Advisory Agreement and Other Transactions with Affiliates

      Travelers Asset Management International Company LLC, (“TAMIC”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays TAMIC a fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Annual
Average Daily Net Assets	Rate(1)

First $600 million	0.750%

Next $300 million	0.725

Next $600 million	0.700

Next $1 billion	0.675

Over $2.5 billion	0.625

(1)	For the purposes of meeting the various asset levels and determining an effective fee rate for the Fund, the combined average daily net assets of the Fund, another portfolio of the Trust sub-advised by Massachusetts Financial Services (“MFS”) and a portfolio of another investment company for which an affiliate of TAMIC is investment adviser and MFS is subadviser is used. This method of calculating the fee for the Fund went into effect on February 25, 2005.

      TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services (“MFS”). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions and is compensated by TAMIC for such services at the following annual rates:

Annual
Average Daily Net Assets	Rate

First $600 million	0.375%

Next $300 million	0.350

Next $600 million	0.325

Next $1 billion	0.300

Over $2.5 billion	0.250

      The Travelers Insurance Company (“TIC”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. As compensation for its services, the Fund pays TIC an administration fee calculated at the annual rate of 0.06% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of the Fund, plus $30,000, subject to a maximum of 0.06% of the Fund’s average daily net assets.

      During the six months ended June 30, 2005, the Fund had a contractual expense limitation in place of 1.00%. As a result, TIC has agreed to reimburse the Fund for expenses in the amount of $6,348. This expense limitation is renewed annually and can be terminated at any time by TIC with 60 days’ notice.

 Notes to Financial Statements (unaudited) (continued)

      Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. For the six months ended June 30, 2005, the Fund did not pay any transfer agent fees to CTB.

      All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

          3.     Investments

      During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,082,070

Sales	6,521,645

      At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,259,265

Gross unrealized depreciation	(1,356,579)

Net unrealized appreciation	$6,902,686

      At June 30, 2005, the Fund had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

	Local	Market	Settlement	Unrealized
Foreign Currency	Currency	Value	Date	Gain

Contracts to Sell:

Swiss Franc	103,436	$80,639	7/1/05	$176

          4.     Shares of Beneficial Interest

      The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2005	December 31, 2004

Shares sold	1,542,478	783,205

Shares issued on reinvestment	16,341	72,951

Shares repurchased	(147,388)	(727,251)

Net Increase	1,411,431	128,905

          5.     Additional Information

      On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”), which includes the Fund (“TL&A Funds”).

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s sub-administrator, SBFM, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the

 Notes to Financial Statements (unaudited) (continued)

affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, Travelers Life & Annuity and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

      The remaining $183.7 million to be paid under the SEC order, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

      The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          6.     Subsequent Events

      On July 1, 2005, MetLife, Inc., a Delaware corporation (“MetLife”), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup, including TIC, The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of the Citigroup’s international insurance businesses for $11.8 billion. The sale also included TIC’s affiliated investment adviser, TAMIC, which serves as the investment adviser to the Fund.

      TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

      Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Fund and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Fund.

      The Fund was liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Fund for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Fund. The Fund’s net asset value was not impacted by the outcome of this matter.

 Notes to Financial Statements (unaudited) (continued)

          7.     Change in Independent Registered Public Accounting Firm

      KPMG LLP was previously the independent registered public accounting firm for the Fund. In connection with the transaction described in Note 6, the decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Trustees, resulting in Deloitte and Touche LLP’s appointment as independent registered public accounting firm.

      The reports on the financial statements of the Fund audited by KPMG LLP through the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

 Factors Considered by the Independent Trustees in Approving the Investment Advisory
 and the Subadvisory Agreements (unaudited)
      Beginning at a telephonic meeting on March 17, 2005, and at in person meetings on March 29 and 30, 2005, the Independent Trustees for the Travelers Series Trust: the MFS Value Portfolio (the “Portfolio”) approved the investment advisory agreement (the “Agreement”) between TAMIC and the Portfolio. In addition, the Independent Trustees, at the in person meetings on March 29 and 30, 2005, approved the investment subadvisory agreement (the “Subadvisory Agreement”) between TAMIC and Massachusetts Financial Services (“MFS”) for the Portfolio. In voting to approve the Agreement and the Subadvisory Agreement, the Independent Trustees considered whether the approval of the Agreement and the Subadvisory Agreement would be in the best interests of the Portfolio and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the Subadvisory Agreement and the overall fairness of the Agreement and the Subadvisory Agreement to the shareholders.

      The Independent Trustees did not identify any one factor, piece of information or written document as all important or controlling, and each Independent Trustee attributed different weight to different factors. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement and the Subadvisory Agreement with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement and the Subadvisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement and the Subadvisory Agreement in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Independent Trustees concluded that the Agreement and the Subadvisory Agreement were reasonable and fair and in the best interest of the Portfolio and its shareholders.

      As background, MetLife Inc. (“MetLife”) and Citigroup Inc. (“Citigroup”) announced an Agreement for the sale of The Travelers Insurance Company and certain affiliates by Citigroup to MetLife (the “MetLife Transaction”). The MetLife Transaction included the acquisition of TAMIC, a subsidiary of The Travelers Insurance Company and the investment adviser to the Portfolio, by MetLife. The MetLife Transaction closed on July 1, 2005. The approval of the Agreement and the Subadvisory Agreement was necessary because under the 1940 Act, the change in control of TAMIC resulted in the termination of the then current investment advisory and subadvisory contract for the Portfolio on the closing of the MetLife Transaction. The Agreement and the Subadvisory Agreement for the Portfolio were approved by the Independent Trustees and the Agreement was submitted to a vote of the shareholders.

      The Independent Trustees met in executive session and considered: (a) the nature, extent and quality of the services to be provided by TAMIC and MFS under the Agreement and the Subadvisory Agreement;(b) the investment performance of the Portfolio, TAMIC and MFS; (c) the cost of services to be provided and the profit realized by TAMIC and the MFS and their affiliates, which information was to be reviewed in depth at the July 2005 Board meeting; (d) the extent to which TAMIC realizes economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

The Agreement

      As part of the process, legal counsel to the Portfolio requested certain information from MetLife and in response MetLife provided certain written and oral information that addressed certain factors designed to inform the Independent Trustees regarding their consideration of the Agreement. In making their determination, the Independent Trustees were provided with information about MetLife and its purchase of The Travelers Insurance Company from Citigroup. At the various meetings, MetLife representatives discussed MetLife’s intentions regarding the preservation and strengthening of TAMIC’s business and MetLife’s intentions regarding staffing changes and executive leadership changes at TAMIC. The MetLife representatives also discussed and provided certain written information on MetLife’s business and products, including MetLife’s advisory subsidiaries and their experience in overseeing subadvised mutual funds. The Independent Trustees also discussed the plans and anticipated role and responsibilities of certain of employees and officers after the MetLife Transaction.

      With respect to the nature, scope and quality of the services to be provided by TAMIC after the MetLife Transaction, the Board considered the experience of MetLife’s advisory subsidiaries and the mutual funds advised by them and also MetLife’s efforts to build and maintain a strong investment team in TAMIC. The Board also considered the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels. The Independent Trustees also considered:

•	the ability of TAMIC to continue the oversight of both the investment and compliance operations of MFS after the MetLife transaction,

•	the intention of MetLife to integrate The Travelers Insurance Company and its affiliates, including TAMIC, into MetLife’s current businesses to create a single business operation,

•	MetLife’s compliance with certain conditions set forth in Section 15(f) of the 1940 Act regarding placing unfair burdens on the Portfolio,

 Factors Considered by the Independent Trustees in Approving the Investment Advisory
 and the Subadvisory Agreements (unaudited) (continued)

•	anticipated changes to back office operations for the Portfolio, including the provision of administrative and transfer agency services, after the MetLife Transaction, and

•	the fact that the Agreement, including the investment advisory fees, would be identical to the current Agreement, except for the inception date.

      In addition, the Independent Trustees noted that the performance of the Portfolio, which information the Independent Trustees receive and review on a quarterly basis, had generally been satisfactory. As to the profits realized by TAMIC from its relationship with the Portfolio, the Board noted that it was satisfied that TAMIC’s profits were not excessive in the past, and that it was not possible to predict how the MetLife Transaction would affect such profits at this time, but that it would reconsider this factor in connection with its annual review of the Agreement pursuant to Section 15(c) of the 1940 Act in July 2005. As to whether economies of scale would be realized as the Portfolio grows and whether fee levels reflect any such economies of scale, the Board noted that investment advisory fees for the Portfolio included breakpoints that reduced fees payable at the higher asset levels. Finally, the Independent Trustees considered the level of service expected to be provided by TAMIC after the MetLife Transaction.

      The Independent Trustees considered their plans to perform the annual review of the Agreement pursuant to Section 15(c) of the 1940 Act at their regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of investment management under the Agreement, the short period between the effective date of the Agreement and the upcoming annual review, and the information provided by MetLife, the Board considered the information provided to it sufficient for their consideration of the Agreement at that time.

The Subadvisory Agreement

      MetLife recommended and the Independent Trustees reapproved the Subadvisory Agreement for the Portfolio. As discussed above, the change in control of TAMIC resulted in the termination of TAMIC’s previous subadvisory contract with MFS on the closing of the MetLife Transaction. With respect to the nature, scope and quality of the services to be provided by MFS after the MetLife Transaction, the Board considered that the MetLife Transaction was not expected to affect MFS or its services including the day-to-day Portfolio management of the Portfolio. The Independent Trustees also noted that the subadvisory fees which includes break points would not change under the Subadvisory Agreement. In evaluating the subadvisory fees, the Independent Trustees considered that the investment subadvisory fees were paid by TAMIC out of the investment advisory fees it received under the Agreement. So, the cost of the services to be provided by MFS, the profitability to MFS with regard to the Portfolio along with the economies of scale in their management of the Portfolio were not material to the consideration of the Subadvisory Agreement by the Independent Trustees. The Board also considered that it had received quarterly performance information regarding the Portfolio. The Independent Trustees considered their plans to perform the annual review of the Subadvisory Agreement pursuant to Section 15(c) of the 1940 Act at its regularly scheduled Board meeting which was scheduled to occur three weeks after the closing of the MetLife Transaction. In light of the continuity of portfolio management under the Subadvisory Agreement, the satisfactory performance of the Portfolio, the sub advisory fees included breakpoints that reduced fees payable at the higher asset levels, the short period between the effective date of the Subadvisory Agreement and the upcoming annual review, the Board considered the information provided to it sufficient for its consideration of the Subadvisory Agreement at that time.

Other Business Relationships

      The Independent Directors considered other business relationships that MetLife and TAMIC would enter into with Citigroup, including its affiliate Salomon. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will continue to offer certain Travelers Life & Annuity and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreement under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options including Salomon advised funds as investment options until July 1, 2010.

Conclusion

      Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreement and the Subadvisory Agreement are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC and MFS provided to the Portfolio and their shareholders; (d) TAMIC and MFS possess the capabilities to perform the duties required of them under the Agreement and the Subadvisory Agreement; (e) the investment performance of the Portfolio is satisfactory and (f) the Agreement and the Subadvisory Agreement are approved.

 Special Shareholder Meeting (unaudited)

      A Special Meeting of the Fund was held on June 23 and adjourned to June 30, 2005.

      There were three proposals submitted to shareholders. Proposal 1 was the approval of the investment advisory contract between the Fund and TAMIC. The agreement terminated as a matter of law at the closing of the MetLife Transaction. Proposal 2 was the approval of future subadvisory agreements without a shareholder vote. Proposal 3 was the election of a new member of the Board of Trustees, Elizabeth Forget, who is affiliated with MetLife.

      The shareholders approved all proposals.

      The following table sets forth the number of shares voted for, against and withheld as to each Proposal.

Number of

Proposal 1	Shares

For	4,010,704.698

Against	217,075.272

Withhold	415,445.030

Total	4,643,225.000

Proposal 2

For	3,721,529.734

Against	526,241.033

Withhold	395,454.233

Total	4,643,225.000

Proposal 3

For	4,375,836.294

Against	267,388.706

Total	4,643,225.000

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The Travelers Series Trust

TRUSTEES*

Elizabeth M. Forget
  Chairperson
Frances M. Hawk, CFA, CFP
Lewis Mandell
Robert E. McGill, III

OFFICERS*

Elizabeth M. Forget
President and
Chief Executive Officer

Peter H. Duffy
Chief Financial Officer
and Treasurer

Leonard M. Bakal
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Paul G. Cellupica
Secretary

Jack P. Huntington
Assistant Secretary	INVESTMENT ADVISER* Travelers Asset Management International Company LLC ADMINISTRATOR* The Travelers Insurance Company CUSTODIAN* State Street Bank and Trust Company TRANSFER AGENT* PFPC Inc.

*	As of July 1, 2005.

The Fund is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-842-9406.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC’s website at www.sec.gov.

Series Trust Semi-Annual (8-05) Printed in U.S.A.

ITEM 2. CODE OF ETHICS.
     Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included in reports to stockholders under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Effective July 1, 2005, certain changes were made to the registrant’s internal controls over financial reporting in connection with the acquisition of the registrant’s investment adviser by MetLife, Inc. Such changes will be reported in the registrant’s Form N-Q for the fiscal quarter ending September 30, 2005 to be filed, which covers the effective date of such changes.

ITEM 12. EXHIBITS.
(a)(1)	Not applicable.
(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
The Travelers Series Trust
By: /s/ Elizabeth M. Forget
     Elizabeth M. Forget
     Chief Executive Officer of
     The Travelers Series Trust
Date: September 8, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Elizabeth M. Forget
     Elizabeth M. Forget
     Chief Executive Officer of
     The Travelers Series Trust
Date: September 8, 2005
By: /s/ Peter H. Duffy
     Peter H. Duffy
     Chief Financial Officer of
     The Travelers Series Trust
Date: September 8, 2005